GLG INVESTMENT SERIES TRUST

GLG International Small Cap Fund (the “Fund”)

Supplement dated March 4, 2013

to the Prospectus dated September 28, 2012

On March 4, 2013, the Board of Trustees (the “Board”) of GLG Investment Series Trust (the “Trust”) approved a plan to liquidate the Fund upon recommendation by GLG Inc. (“GLG”), the Fund’s investment adviser. The Board considered the Fund’s small size in its decision to liquidate the Fund.

In anticipation of the proposed liquidation, the Fund will stop accepting purchases and exchanges into the Fund as of March 4, 2013. Beginning on or about April 8, 2013, the Fund will begin an orderly transition of its portfolio to cash and cash equivalents and will no longer be pursuing its investment objectives.

Beginning on or about April 8, 2013 (the “Liquidation Date”), the Fund will liquidate its remaining assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed all of their shares. These distributions may be taxable events. Upon SEC approval, the Trust will deregister under the Investment Company Act of 1940, as amended and will terminate upon the liquidation and winding up of its affairs.

The Fund reserves the right to further restrict sales of the Fund’s Shares.

For more information, please contact your investment professional.

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SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE